Exhibit 99.1

                                                     News Release


                                                     Vectren Corporation
                                                     P.O. Box 209
                                                     Evansville, IN 47702-0209

March 13, 2003

FOR IMMEDIATE RELEASE

                               Vectren Corporation
                           Reports Final 2002 Results

                        Completes 2001 and 2000 Reaudits

                              Affirms 2003 Guidance

Evansville, Indiana - Vectren Corporation (NYSE:VVC) today reported net income for the year ended December 31, 2002 of $114.0 million, or $1.69 per share; net income for the year ended December 31, 2001 of $52.7 million, or $0.79 per share, as restated; and net income for the year ended December 31, 2000 of $72.0 million, or $1.18 per share, as restated. These results include nonrecurring merger, integration and restructuring costs and other nonrecurring items totaling $26.4 million after tax, or $0.40 per share, for fiscal year 2001 and $31.9 million after tax, or $0.52 per share, for fiscal year 2000.

The completion of the audits for the three years resulted in only minor adjustments to the preliminary results reported on January 29, 2003. The Company expects to file its 2002 Annual Report on Form 10-K with the Securities Exchange Commission early next week.

Said Niel C. Ellerbrook, Chairman and CEO, "I am pleased to report that all work around the 2002, 2001 and 2000 audits is complete and no material changes were made to our preliminary reported numbers. We have worked diligently to bring closure to 2002 and the two prior years and we are now well positioned to execute our permanent financing strategy. Fiscal year 2003 is off to a very good start with colder than normal weather and a strong wholesale power market. Even though we are continuing in an uncertain economic and political environment, we remain confident in our 2003 business plan and earnings expectations."

Affirms 2003 Guidance

Vectren confirmed 2003 earnings guidance in the range of $1.75 to $1.85 per share, including the potential impact of any permanent financing to be completed during 2003. This range is consistent with previous guidance of $1.80 to $1.90 per share, which excluded the potential impact of any permanent financing plans.

Announces Annual Meeting

The Company's Annual Meeting will be held at 10:00 a.m. CT on Wednesday, May 14, 2003 at the Victory Theatre in Evansville, Indiana. The shareholder record date is March 24, 2003.

Summarization of changes from preliminary results reported January 29, 2003

For the year ended December 31, 2002, net income was $114.0 million, or $1.69 per share. This represents a decrease to the company's previously announced preliminary net income of approximately $.6 million.

For the year ended December 31, 2001, restated net income was $52.7 million, or $0.79 per share. This is an increase to the company's previously announced preliminary restated net income of $1.5 million. The total effect of all changes related to the restatements reduced previously reported 2001 earnings by approximately $10.9 million after tax, or $0.16 per share.

For the year ended December 31, 2000, restated net income was $72.0 million, or $1.18 per share. The total effect of all changes related to the restatements decreased the company's previously reported net income by approximately $48,000.

The impact of other changes related to the restatement increased the company's beginning retained earnings at January 1, 2000 by $1.7 million.

Please SEE ATTACHED unaudited schedules for additional financial information

About Vectren

Vectren Corporation is an energy and applied technology holding company headquartered in Evansville, Indiana. Vectren's energy delivery subsidiaries provide gas and/or electricity to over one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren's non-regulated subsidiaries and affiliates currently offer energy-related products and services to customers throughout the surrounding region. These services include energy marketing; coal mining; utility infrastructure services; and broadband communication services. To learn more about Vectren, visit www.vectren.com.

Safe Harbor for Forward Looking Statements
This document contains forward-looking statements, which are based on management's beliefs and assumptions that derive from information currently known by management. Vectren wishes to caution readers that actual results could differ materially from those contained in this document. Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you is readily available in our report Form 10-K filed with the Securities and Exchange Commission on March 29, 2002.

Investor Contact  Steven M. Schein, (812) 491-4209, sschein@vectren.com
                                                    -------------------
Media Contact     Jeffrey W. Whiteside, (812) 491-4205, jwhiteside@vectren.com
                                                        ----------------------

                                       ###

                               VECTREN CORPORATION
                             AND SUBSIDIARY COMPANIES

                        CONSOLIDATED STATEMENTS OF INCOME
                      (Thousands, except for share amounts)
                                   (Unaudited)

                                                              Twelve Months
                                                            Ended December 31
                                                ------------------------------------------
                                                   2002            2001            2000
                                                ----------     -----------     -----------
OPERATING REVENUE:                                             As Restated     As Restated
                                                               -----------     -----------
    Gas utility                                 $  909,027     $ 1,019,574      $  820,388
    Electric utility                               608,116         381,233         334,428
    Energy services and other                      287,191         681,033         478,037
                                                ----------     -----------      ----------
            Total operating revenues             1,804,334       2,081,840       1,632,853
                                                ----------     -----------      ----------
OPERATING EXPENSES:
    Cost of gas sold                               571,216         708,907         552,540
    Fuel for electric generation                    81,619          74,401          75,700
    Purchased electric energy                      296,267          86,928          36,394
    Cost of energy services and other              249,417         640,904         453,236
    Other operating                                222,948         243,230         198,456
    Merger and integration costs                         -           2,808          41,145
    Restructuring costs                                  -          19,048               -
    Depreciation and amortization                  119,631         124,081         105,674
    Taxes other than income taxes                   51,902          53,714          38,010
                                                ----------     -----------      ----------
            Total operating expenses             1,593,000       1,954,021       1,501,155
                                                -----------    -----------      ----------

OPERATING INCOME                                $  211,334     $   127,819      $  131,698

OTHER INCOME:
    Equity in earnings of unconsolidated
       investments                                   9,082          13,388           9,856
    Other - net                                     11,522          16,745          23,065
                                                ----------     -----------      ----------
            Total other income                      20,604          30,133          32,921
                                                ----------     -----------      ----------
INTEREST EXPENSE                                    78,481          83,168          56,404
                                                ----------     -----------      ----------
INCOME BEFORE INCOME TAXES                      $  153,457     $    74,784      $  108,215

INCOME TAXES                                        38,883          14,091          34,202

MINORITY INTEREST IN SUBSIDIARY                        514             620           1,004

PREFERRED DIVIDEND REQUIREMENT OF SUBSIDIARY            32             758           1,017
                                                ----------     -----------      ----------
NET INCOME BEFORE EXTRAORDINARY LOSS
   AND CUMULATIVE EFFECT OF CHANGE IN
   ACCOUNTING PRINCIPLE, NET OF TAX                114,028     $    59,315      $   71,992

EXTRAORDINARY LOSS, NET OF TAX                           -          (7,706)              -

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE, NET OF TAX                                 -           1,107               -
                                                ----------     -----------      ----------

NET INCOME                                      $  114,028     $    52,716      $   71,992
                                                ==========     ===========      ==========

AVERAGE COMMON SHARES OUTSTANDING                   67,582          66,748          61,297
DILUTED COMMON SHARES OUTSTANDING                   67,842          66,878          61,427

EARNINGS PER SHARE OF COMMON STOCK
  BASIC:
    NET INCOME BEFORE EXTRAORDINARY
      LOSS AND CUMULATIVE EFFECT OF CHANGE
       IN ACCOUNTING PRINCIPLE, NET OF TAX      $     1.69     $      0.89      $     1.18
    EXTRAORDINARY LOSS, NET OF TAX                       -           (0.12)              -
    CUMULATIVE  EFFECT OF CHANGE IN ACCOUNTING
       PRINCIPLE, NET OF TAX                             -            0.02               -
                                                ----------      ----------      ----------
    EARNINGS PER SHARE OF COMMON STOCK          $     1.69     $      0.79      $     1.18

  DILUTED:
    NET INCOME BEFORE EXTRAORDINARY LOSS
       AND CUMULATIVE EFFECT OF CHANGE IN
       ACCOUNTING PRINCIPLE, NET OF TAX         $     1.68     $      0.89      $     1.17
    EXTRAORDINARY LOSS, NET OF TAX                       -           (0.12)              -
       CUMULATIVE  EFFECT OF CHANGE IN
       ACCOUNTING PRINCIPLE, NET OF TAX                  -            0.02               -
                                                ----------     -----------      ----------
    EARNINGS PER SHARE OF COMMON STOCK          $     1.68     $      0.79      $     1.17
                                                ==========     ===========      ==========


                       VECTREN UTILITY HOLDINGS
                       AND SUBSIDIARY COMPANIES

                   CONSOLIDATED STATEMENTS OF INCOME
                              (Thousands)
                              (Unaudited)

                                                             Twelve Months
                                                           Ended December 31
                                               -----------------------------------------
                                                   2002           2001          2000
                                               -----------    -----------    -----------
OPERATING REVENUE:                                            As Restated    As Restated
                                                              -----------    -----------
    Gas utility                                $   909,027    $ 1,019,574    $   820,388
    Electric utility                               608,116        381,233        334,428
                                               -----------    -----------    -----------
            Total operating revenues             1,517,143      1,400,807      1,154,816
                                               -----------    -----------    -----------
OPERATING EXPENSES:
    Cost of gas sold                               571,833        708,907        552,540
    Fuel for electric generation                    81,619         74,401         75,700
    Purchased electric energy                      296,267         86,928         36,394
    Other operating                                220,520        241,080        208,940
    Merger and integration costs                         -          2,795         32,712
    Restructuring costs                                  -         15,010              -
    Depreciation and amortization                   96,754         97,229         82,442
    Taxes other than income taxes                   50,846         51,249         36,238
                                               -----------    -----------    -----------
            Total operating expenses             1,317,839      1,277,599      1,024,966
                                               -----------    -----------    -----------
OPERATING INCOME                                   199,304        123,208        129,850

OTHER INCOME:
    Equity in earnings (losses) of
       unconsolidated affiliates                    (1,859)          (463)             -
    Other - net                                      6,988          5,501          4,793
                                               -----------    -----------    -----------
            Total other income                       5,129          5,038          4,793
                                               -----------    -----------    -----------
INTEREST EXPENSE                                    66,141         70,142         46,125
                                               -----------    -----------    -----------
INCOME BEFORE INCOME TAXES                         138,292         58,104         88,518

INCOME TAXES                                        44,642         18,388         35,006

PREFERRED DIVIDEND REQUIREMENT OF SUBSIDIARY            32            758          1,017
                                               -----------    -----------    -----------
INCOME BEFORE CUMULATIVE  EFFECT OF
CHANGE IN ACCOUNTING PRINCIPLE, NET OF TAX          93,618         38,958         52,495

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
PRINCIPLE, NET OF TAX                                    -          1,107              -
                                               -----------    -----------    -----------
NET INCOME                                     $    93,618    $    40,065    $    52,495
                                               ===========    ===========    ===========



        VECTREN CORPORATION
            HIGHLIGHTS
                                             3 Months           3 Months             3 Months
(millions, except per share amounts)      Ended March 31      Ended June 30     Ended September 30
                                         ---------------------------------------------------------
          (Unaudited)                     2002      2001      2002      2001      2002      2001
---------------------------             ----------------------------------------------------------
                                           As        As        As        As        As        As
                                        Restated  Restated  Restated  Restated  Restated  Restated
                                        --------  --------  --------  --------  --------  --------
Reported Earnings:
   Utility Group                         $ 41.0    $ 36.1    $  7.0    $(13.3)   $  8.5    $ (1.4)
   Non-regulated Group                      4.4       7.6       4.4      (2.6)      5.8       6.0
   Corporate and Other                      0.1       1.2       1.1      (2.4)     (0.7)     (0.8)
                                         ------    ------    ------    ------    ------    ------
   Vectren Consolidated                  $ 45.5    $ 44.9    $ 12.5    $(18.3)   $ 13.6    $  3.8

Merger, Integration and
   Restructuring Costs:
   Utility Group                         $    -    $  2.3    $    -    $  8.4    $    -    $  3.2
   Non-regulated Group                        -         -         -       0.4         -       0.9
   Corporate and Other                        -         -         -       0.2         -         -
                                         ------    ------    ------    ------    ------    ------
   Total                                      -       2.3         -       9.0         -       4.1

Other Non-Recurring Items:
   Utility Group-Cumulative Effect of
     Adoption of FAS 133                 $    -    $  1.1    $    -    $    -    $    -    $    -
   Non-regulated Group-Extraordinary
    Loss in 2001                              -         -         -      (7.7)        -         -
                                         ------    ------    ------    ------    ------    ------
Income From Operations:

   Utility Group                         $ 41.0    $ 37.3    $  7.0    $ (4.9)  $   8.5    $  1.8

   Non-regulated Group
     Energy Marketing and Services          4.6       5.0       3.6       1.7       2.9       3.3
     Coal Mining                            2.0       1.9       2.9       3.3       4.0       3.8
     Utility Infrastructure Services       (0.5)     (0.7)        -      (0.2)      0.1      (0.1)
     Broadband                              0.1      (0.1)      0.1         -       0.1         -
     Other Businesses                      (1.8)      1.5      (2.2)      0.7      (1.3)     (0.1)
                                         ------    ------    ------    ------   -------    ------
     Total Non-regulated Group              4.4       7.6       4.4       5.5       5.8       6.9

   Corporate and Other                      0.1       1.2       1.1      (2.2)     (0.7)     (0.8)
                                         ------    ------    ------    ------   -------    ------
   Vectren Consolidated                  $ 45.5    $ 46.1    $ 12.5    $ (1.6)   $ 13.6    $  7.9
                                         ======    ======    ======    ======    ======    ======




          VECTREN CORPORATION
               HIGHLIGHTS
                                                      3 Months          12 Months
 (millions, except per share amounts)            Ended December 31   Ended December 31
                                                 -------------------------------------
       (Unaudited)                                 2002      2001      2002     2001
--------------------------------------           -------------------------------------
                                                    As        As        As       As
                                                 Restated  Restated  Restated Restated
                                                 --------  --------  -------- --------
Reported Earnings:
   Utility Group                                  $ 37.1    $ 18.7    $ 93.6   $ 40.1
   Non-regulated Group                               4.4       1.1      19.0     12.1
   Corporate and Other                               0.9       2.5       1.4      0.5
                                                  ------    ------    ------   ------
   Vectren Consolidated                           $ 42.4    $ 22.3    $114.0   $ 52.7

Merger, Integration and Restructuring Costs:
   Utility Group                                  $    -    $  3.1    $    -   $ 17.0
   Non-regulated Group                                 -       0.9         -      2.2
   Corporate and Other                                 -       0.4         -      0.6
                                                  -----  -  ------    ------   ------
   Total                                               -       4.4         -     19.8

Other Non-Recurring Items:
   Utility Group-Cumulative Effect of Adoption
      of FAS 133                                  $    -    $    -    $    -   $  1.1
   Non-regulated Group-Extraordinary
    Loss in 2001                                       -         -         -     (7.7)
                                                  ----- -   ------    ------   ------
Income From Operations:

   Utility Group                                  $ 37.1    $ 21.8    $ 93.6   $ 56.0

   Non-regulated Group
    Energy Marketing and Services                    3.9       1.7      15.0     11.7
    Coal Mining                                      3.3       5.2      12.2     14.2
    Utility Infrastruce Services                    (0.8)      0.4      (1.2)    (0.6)
    Broadband                                        0.1      (0.1)      0.4     (0.2)
    Other Businesses                                (2.1)     (5.2)     (7.4)    (3.1)
                                                  ------    ------    ------   ------
    Total Non-regulated Group                        4.4       2.0      19.0     22.0

   Corporate and Other                               0.9       2.9       1.4      1.1
                                                  ------    ------    ------   ------

   Vectren Consolidated                           $ 42.4    $ 26.7    $114.0   $ 79.1
                                                  ======    ======    ======   ======




Vectren Selected Highlights
                                                  12 months         12 months
                                                    Ended             Ended
                                                 December 31       December 31
                                                    2002              2001
                                                 -----------       -----------

Dividends Paid (per common
  share, 12 months                                $  1.07           $  1.03

Annualized Dividend                               $  1.10           $  1.06

Dividend Yield (at close)                             4.8%              4.4%

Dividend Payout Ratio                                63.3%            130.4%

Dividend to Book Value                                8.6%              8.5%

Return on Average Shareholder Equity                 13.3%              6.7%

Book Value Per Share                              $ 12.81           $ 12.40

Market to Book Value (at close)                       180%              193%

Common Stock Prices (VVC - NYSE)

High                                              $ 26.10           $ 24.44

Low                                               $ 17.95           $ 19.76

Close                                             $ 23.00           $ 23.98

Price/Earnings Ratio (trailing)                      13.6              30.4


Percent Internally Generated
    Funds - Utility Group                              86%               57%

Ratio of Earnings to Fixed Charges - SEC Method

        Consolidated                                  2.9               1.8
        Utility Group                                 3.0               1.8

           VECTREN CORPORATION
        SELECTED GAS DISTRIBUTION             12 Months
          OPERATING STATISTICS            Ended December 31
                                     ---------------------------
              (Unaudited)                2002            2001
----------------------------------   ----------      -----------
                                                     As Restated
                                                     -----------
GAS OPERATING REVENUES (Thousands):

     Residential                     $  607,106      $  676,843

     Commercial                         211,602         240,633

     Contract                            82,969          95,644

     Miscellaneous Revenue                7,350           6,454
                                     ----------      ----------
                                     $  909,027      $1,019,574
                                     ==========      ==========
GAS MARGIN  (Thousands):

     Operating Revenues              $  909,027      $1,019,574

     Cost of Gas                        571,216         708,907
                                     ----------      ----------
     Margin                          $  337,811      $  310,667
                                     ==========      ==========
GAS SOLD & TRANSPORTED (MDth):

     Residential                         80,726          73,812

     Commercial                          31,011          28,377

     Contract                            95,956          97,157
                                     ----------      ----------
                                        207,693         199,346
                                     ==========      ==========
YEAR END GAS CUSTOMERS:

     Residential                        882,151         868,685

     Commercial                          80,483          80,235

     Contract                             4,127           4,294
                                     ----------      ----------
                                        966,761         953,214
                                     ==========      ==========
WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                      97%             91%






          VECTREN CORPORATION
           SELECTED ELECTRIC                       12 Months
          OPERATING STATISTICS                  Ended December 31
                                           ----------------------------
              (Unaudited)                      2002             2001
--------------------------------------     -----------      -----------
                                                            As Restated
                                                            -----------
ELECTRIC OPERATING REVENUES (Thousands):

     Residential                           $   108,123      $    96,274

     Commercial                                 80,620           74,759

     Industrial                                 90,370           82,523

     Miscellaneous Revenue                       5,040            6,261
                                           -----------      -----------
       Total Retail                            284,153          259,817

     Wholesale                                 323,963          121,416
                                           -----------      -----------
                                           $   608,116      $   381,233
                                           ===========      ===========
ELECTRIC MARGIN (Thousands):

     Operating Revenues                    $   608,116      $   381,233

     Cost of Fuel & Purchased Power            377,886          161,329
                                           -----------      -----------
     Margin                                $   230,230      $   219,904
                                           ===========      ===========
ELECTRICITY SOLD (MWh):

     Residential                             1,567,215        1,411,262

     Commercial                              1,467,780        1,383,355

     Industrial                              2,516,335        2,426,756

     Miscellaneous Sales                        18,117           19,166
                                           -----------      -----------
       Total Retail                          5,569,447        5,240,539

     Firm Wholesale                            617,685          547,705
     Non-Firm Wholesale                     10,711,614        3,350,526
                                           -----------      -----------
                                            16,898,746        9,138,770
                                           ===========      ===========
YEAR END ELECTRIC CUSTOMERS:

     Residential                               116,979          115,770

     Commercial                                 16,881           17,327

     Industrial                                    174              174

     All Others                                     23               23
                                           -----------      -----------
                                               134,057          133,294
                                           ===========      ===========

WEATHER  AS A PERCENT OF NORMAL:

    Heating Degree Days                             97%              91%
    Cooling Degree Days                            123%              97%